Exhibit 99.1

U.S. GoldMining Intersects 120 meters at 1.00 g/t Gold Equivalent -

Confirms Western High-Grade Zone Within Whistler Gold-Copper Deposit, Alaska

Anchorage, Alaska – November 18, 2024 – U.S. GoldMining Inc. (NASDAQ: USGO) (“U.S. GoldMining” or the “Company”) is pleased to announce new assay results from the 2024 confirmatory diamond core drilling program completed at the Whistler Gold-Copper Project (the “Project”) in Alaska, U.S.A. The results reported in this news release will highlight WH24-02, which was drilled from within the Whistler Deposit (the “Deposit”).

Selected Highlights:

●	WH24-02 intersected high-grade mineralization within the western portion of the Whistler Deposit:

○	Main Zone intercept of 120 meters (m) at 0.72 grams per tonne (g/t) gold (Au), 0.16 percent (%) copper (Cu) and 0.83 g/t silver (Ag), or 1.00 g/t gold equivalent (AuEq)*, from 291 m to 411 m down hole;
○	Including higher-grade intercepts:

▪	40 m at 1.28 g/t AuEq from 297 m downhole; and
▪	20 m at 1.26 g/t AuEq from 357 m downhole.

○	Total mineralized envelope comprises 274 m at 0.71 g/t AuEq (0.48 g/t Au, 0.12% Cu and 0.86 g/t Ag) from 227 m to 501 m below surface.

●	Assays remain pending for an additional three drill holes from the Company’s recently completed 2024 drilling program which exceeded 4,000 meters for the season.

* AuEq is calculated consistent with the methodology outlined in Whistler Project technical report “S-K 1300 Technical Report Summary Initial Assessment for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, available under the Company’s profile at www.sec.gov, and as referenced in a news release dated October 7, 2024. Specifically: below 10g/t Ag: AuEq=Au + Cu*1.771 + 0.0113Ag, and above 10g/t Ag: AuEq=Au + Cu*1.771.

Tim Smith, Chief Executive Officer of U.S. GoldMining, commented: “Based on our evolving geological understanding originating from the successful 2023 drilling program, our technical team continues to identify opportunities to test under-drilled portions of the Whistler Deposit for zones of higher-grade mineralization. A component of the 2024 drill program subsequently focused on confirmatory drilling within the western portion of the Deposit, where as a result of the Company’s relogging program and geochemical zonation modeling, WH24-02 targeted a zone of postulated high-grade mineralization, yielding 120 m at 1.00 g/t AuEq. We hope to build upon this program with the goal of further upgrading the existing mineral resource profile of the Project.

I want to again acknowledge our professional and hard-working technical team that have consistently advanced and unlocked value for the Whistler Gold-Copper Project, including their work in relation to the recent upgrade of the Whistler mineral resource estimate to 6.5 Moz AuEq in the indicated category plus an additional 4.2 Moz AuEq in the inferred category (see news release October 7, 2024).”

2024 Drilling Program

As reported on September 30, 2024, the Company drilled six diamond core holes for 4,006 meters during the 2024 field season at the Project. Drilling at the Whistler Deposit (see Figure 1) was aimed at further delineating and extending areas of high-grade mineralization within deeper portions of the Deposit, building upon the success of the 2023 drilling program which included a standout drill intercept of 652.5 m at 1.00 g/t AuEq, comprised of 0.73 g/t Au, 0.16% Cu and 1.5 g/t Ag from 7.0 m depth to 659.5 m down hole (WH23-03).

515,000 mE
520,000 mE
525,000 mE
6,875,000 mN
6,870,000 mN
N
S
E
W
Snow Ridge
Dagwood
Raintree North
Raintree East
Raintree West
Whistler
Raintree South
Red
Blip
Hotfoot
Rainmaker
Whistler Camp
Whiskey Bravo Airstrip
Legend
Property
Deposit
Target
Airstrip
2 km
U.S. GOLDMINING
Whistler & Raintree Area
WHISTLER PROJECT
ALASKA, U.S.A.
Map Coordinate System:
NAD 1983 UTM Zone 05

Figure 1 Location map of the northern Whistler Project highlighting the Whistler and Raintree deposits.

Drilling Results Discussion

Whistler Deposit

The Whistler Deposit is hosted within the Whistler Intrusive Suite (Figure 2), a composite of diorite stocks and dykes that divide the suite broadly into an early Main Stage Porphyry (“MSP”), a later Intermineral Porphyry Suite (“IMP”) and a late intrusive phase referred to as the Late Stage Porphyry (“LSP”). Gold and copper mineralization is characterized by abundant disseminated sulphide and quartz + sulphide vein stockworks (including classic porphyry diagnostic ‘A’, ‘B’, ‘D’, and ‘M’ type veins), and potassic alteration which is variably overprinted by later phyllic alteration. The early-stage MSP suite is the most strongly altered, veined and mineralized, with the IMP being less intensely altered and veined but remaining consistently mineralized. Conversely, the late or post-mineralization LSP generally contains below cut-off grade material or is unmineralized. In addition, the Company’s technical team has identified the presence of a robust core of higher-grade mineralization within the Deposit that correlates with intense alteration and B-veining within MSP in the eastern part of the intrusive suite.

In 2023, WH23-02 was drilled in the southwestern portion of the Whistler Deposit (Figure 2) in an area of untested IMP. The mineralized intercept, which comprised 142.3 m at 0.17 g/t Au, 0.21% Cu and 1.05 g/t Ag (or expressed as 0.51 g/t Au Eq) from 305 m depth downhole, successfully expanded mineralization southwards along strike. The elevated Cu to Au ratio in WH23-02 suggested that this mineralized intercept was located relatively high in the porphyry mineral system, and therefore it was postulated that enhanced grade gold mineralization may therefore occur at deeper levels. This observation was coupled with the recognition in deeper historic drill core of a zone of weakly mineralized to barren high temperature stockwork quartz veining. These ‘deep early quartz veins’ are interpreted to indicate high-temperature hydrothermal fluid ascent paths which have brought the Au-Cu mineralization up from below. The Company’s geologists subsequently identified an intermediate level position with moderately higher grade mineralization above and lateral to this zone of ‘deep early quartz veins’, including historic drill intercepts such as 173 m at 0.63 g/t AuEq (WH05-07), 156 m at 0.66 g/t AuEq (WH07-03), and 203 m at 0.79 g/t AuEq (WH10-19). WH24-02 was drilled to target this intermediate level where the Company’s geologists postulated that high-grade mineralization may be located directly overlying the zone of ‘deep early quartz veins’.

Within an overall envelope of 274 m at 0.71 g/t AuEq, WH24-02 transitioned with depth into higher Au:Cu ratio mineralization, intersecting higher grade mineralization as predicted immediately above the zone of ‘deep early quartz veins’:

○	Main Zone intercept of 120 m at 0.72 g/t Au, 0.16 % Cu and 0.83 g/t Ag, or 1.00 g/t AuEq, from 293 m to 500.1 m down hole;
○	Including the following high grade intercepts:

▪	40 m at 1.28 g/t AuEq (0.82 g/t Au, 0.25% Cu, 1.13g/t Ag) from 297 m downhole; and
▪	20 m at 1.26 g/t AuEq (0.96 g/t Au, 0.16% Cu, 0.93 g/t Ag) from 357 m downhole.

The standalone gold grade in the mineralized intercept within WH24-02 is 2-3 times higher than that intersected in WH23-02 and the surrounding historic drill holes, thus supporting the Company’s thesis related to gold grade zonation above the ‘deep early quartz veins’ and providing confidence in our predictive targeting capability and ability to vector towards potential higher-grade mineralization in other parts of the Deposit.

U.S. GOLDMINING
Whistler Deposit
WHISTLER PROJECT
ALASKA, U.S.A.
PLAN VIEW
Map Coordinate System:
NAD 1983 UTM Zone 05N
518,000E
518,500E
519,000E
519,500E
6,871,500N
6,871,000N
Geological Legend
Late Stage porphyry
Main Stage & Intermineral porphyry
Country Rock (sedimentary & volcanic rocks)
Faults
Drill Trace Legend
Au ppm (left)
AuEq ppm (center)
Cu % (right)
< 0.10
0.10 to 0.30
0.3 to 0.50
0.5 to 1.00
1.00 to 2.00
≥ 2.00
< 0.01
0.01 to 0.05
0.05 to 0.10
0.10 to 0.25
0.25 to 0.50
≥ 0.50
WH24-02
WH05-14
WH88-07
WH08-10
WH08-12
WH88-09
WH04-04
WH05-08
WH05-11
WH04-03
WH08-09
WH88-10
WH05-10
WH07-07
WH88-11
WH04-05
WH10-020
WH07-01
WH07-04
WH88-05
WH88-13
WH04-01
WH88-02
WH88-04
WH04-02
WH07-05
WH07-06
WH05-09
WH89-16
WH23-03
WH23-02
WH24-04
WH05-12
WH23-01
NORTH
EAST
N
0
200
meters

Figure 2 Whistler Deposit drill plan with gold and copper histograms plotted (left and right respectively; see legend). Traces for 2023 and 2024 drill holes are shown in bold. Drilling is overlain on a geological interpretation of the Whistler Intrusive Suite (cut at 200 meters below surface) to illustrate the overall geometry of mineralized porphyry phases (pale purple) and weak to non-mineralized late-stage porphyry phases (darker purple).

U.S. GOLDMINING
Whistler Deposit
WHISTLER PROJECT
ALASKA, U.S.A.
Map Coordinate System:
NAD 1983 UTM Zone 05N
WH24-02: 120 m at 1.00 g/t AuEq
Comprised of: 0.72 g/t Au, 0.16 % Cu and 0.83 g/t Ag
WH24-02
South-Southwest
North-Northeast
MRE Constraining Pit Shell
Deep Early Quartz Veins
WH24-04 Assays pending
EOH 716.3 m
Whistler Deposit
40 m Thick Cross Section
Looking Southwest
Geological Legend
Late-Stage porphyry
Main Stage & Intermineral porphyry
Country Rock (sedimentary rocks)
Faults
>20% Early Porphyry Veins
Drill Trace Legend
Au ppm (left)
AuEq ppm (center)
Cu % (right)
< 0.10
0.10 to 0.30
0.3 to 0.50
0.5 to 1.00
1.00 to 2.00
≥ 2.00
< 0.01
0.01 to 0.05
0.05 to 0.10
0.10 to 0.25
0.25 to 0.50
≥ 0.50
800m (a.s.l.)
600m (a.s.l.)
400m (a.s.l.)
519,200E
518,800E
518,400E
518,000E
517,600E
517,200E
NORTH
EAST

Figure 3 Whistler deposit, WH24-02 cross section view looking southwest.

Table 1 – Whistler Project drill assay intercepts from the 2024 drilling program, received as of November 18, 2024. Bold intervals correspond with those reported in the ‘highlights’ section above.

Hole Number	Interval From (m)	Interval To (m)	Core Length (m)	Gold Grade (g/t)	Copper Grade (%)	Silver Grade (g/t)	AuEq (g/t)*	Lead Grade (%)	Zinc Grade (%)
WH23-03-EXT	0.41	717.00	716.59	0.68	0.15	1.40	0.93	-	-
Including	7.00	659.46	652.46	0.73	0.16	1.50	1.00	-	-
Including	131.00	307.00	176.00	1.24	0.19	1.66	1.55	-	-
And	373.50	423.00	49.50	0.92	0.10	1.82	1.10	-	-
And	441.00	457.00	16.00	1.03	0.20	1.64	1.36	-	-
And	480.00	501.00	21.00	0.80	0.35	2.11	1.37	-	-
And	523.00	539.00	16.00	0.83	0.30	1.14	1.31	-	-
And	575.00	632.00	57.00	1.07	0.17	1.18	1.36	-	-
WH23-03-EXT	698.03	717.00	18.97	0.52	0.11	1.02	0.70
WH24-01	107.00	109.00	2.00	0.45	-	8.60	0.58	0.61	3.07
WH24-01	147.00	151.00	4.00	0.28	-	7.10	0.42	0.44	1.20
WH24-01	159.00	161.00	2.00	0.64	-	4.50	0.72	0.29	1.59
WH24-01	249.00	266.00	17.00	0.33	0.07	41.97	0.45	0.33	0.75
Including	249.00	253.00	4.00	0.78	0.22	171.55	1.12	1.19	2.53
WH24-01	280.60	300.00	19.40	0.31	-	1.81	0.38	0.12	0.40
Including	284.00	286.00	2.00	1.23	-	4.70	1.32	0.37	1.27
WH24-01	311.00	372.38	61.38	0.36	0.09	4.43	0.53	0.14	0.39
Including	321.00	362.00	41.00	0.41	0.11	5.43	0.61	0.15	0.49
WH24-02	227.00	500.96	273.96	0.48	0.12	0.86	0.71	-	-
Including	291.00	444.00	153.00	0.65	0.14	0.74	0.90	-	-
Including	291.00	411.00	120.00	0.72	0.16	0.83	1.00	-	-
Including	297.00	337.00	40.00	0.82	0.25	1.13	1.28	-	-
And	357.00	377.00	20.00	0.96	0.16	0.93	1.26	-	-

Note: WH23-03-EXT drilled down-dip to test the deeper extents of mineralization within the Whistler deposit high-grade core, therefore the mineralized intervals reported are not representative of true width. The mineralized intercepts within WH24-01 are estimated to be approximately two-thirds of true width. WH24-02 drilled oblique to dip and strike to test the vertical profile of mineralization, therefore the mineralized intervals reported are not representative of true width.

*AuEq is calculated consistent with the methodology outlined in Whistler Project technical reports “S-K 1300 Technical Report Summary Initial Assessment for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, available under the Company’s profile at www.sec.gov, and as referenced in a news release dated October 7, 2024. Specifically, for drilling reported prior to the 2024 MRE update (WH23-03-EXT and WH24-01): below 10g/t Ag: AuEq=Au + Cu*1.5733 +0.0108Ag, and above 10g/t Ag: AuEq=Au + Cu*1.5733. For drilling reported subsequent to the 2024 MRE update (WH24-02): below 10g/t Ag: AuEq=Au + Cu*1.771 +0.0113Ag, and above 10g/t Ag: AuEq=Au + Cu*1.771. AuEq calculations do not include Pb and Zn as it is unknown currently whether these metals can be recovered.

Table 2 – Whistler Project 2023 & 2024 drill hole collar location coordinates.

Hole Number	Easting Meters (UTM Zone 18)	Northing Meters (UTM Zone 18)	Elevation (m above sea level)	Depth (m)	Azimuth (Degrees)	Dip (Degrees)	Status
WH23-01	518,782	6,871,260	886.0	467.87	140.80	- 49.0	All assays received
WH23-02	518,779	6,871,253	886.0	605.64	229.20	- 60.1	All assays received
WH23-03-EXT	518,776	6,871,253	886.0	874.50	189.20	- 82.9	All assays received
WH23-04	520,193	6,869,142	352.0	560.83	134.80	- 78.0	All assays received
WH24-01	520,494	6,871,260	497.0	445.77	14.63	- 46.9	All assays received
WH24-02	518,452	6,871,362	849.0	716.30	135.43	- 75.2	All assays received
WH24-03	518,746	6,871,335	859.0	961.9	309.69	- 80.1	Assays Pending
WH24-04	518,680	6,871,248	876.0	832.20	185.85	- 78.0	Assays Pending
WH24-05	520,495	6,871,258	497.0	777.85	184.37	- 55.3	Assays Pending

Technical Information

Tim Smith, P.Geo., Chief Executive Officer of U.S. GoldMining, has supervised the preparation of this news release and has reviewed and approved the scientific and technical information contained herein. Mr. Smith is a “qualified person” as defined in Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects.

For details of the Whistler Gold-Copper Project mineral resource estimate see technical report “S-K 1300 Technical Report Summary Initial Assessment for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, available under the Company’s profile at www.sec.gov.

Data Verification

For the Whistler Project drill core sampling program, samples were taken from NQ/HQ diameter core by sawing the drill core in half, with one-half sent to Bureau Veritas Commodities Canada Ltd. (“BV”) in Fairbanks, Alaska, for sample preparation, then to BV’s analytical laboratory in Vancouver, Canada for assaying, and the other half of the core is retained at the site for future reference. Sample lengths downhole were generally 2.0 m, except where samples were taken to honor geological contacts.

BV is a certified commercial laboratory and is independent of U.S. GoldMining. The Company has implemented a quality assurance and quality control program for the sampling and analysis of drill core samples, including duplicates, mineralized standards and blank samples for each batch of core samples. The gold analyses were completed by lead collection fire assay fusion with AAS finish (FA430 method) on 30 grams test weight. Copper, silver and other base metals assays (total suite of 45 elements) were assayed by 4-acid digestion and ICP-MS analysis (MA200 method) on 0.25 grams test weight.

About U.S. GoldMining Inc.

U.S. GoldMining Inc. is an exploration and development company focused on advancing the 100% owned Whistler Gold-Copper Project, located 105 miles (170 kilometers) northwest of Anchorage, Alaska, U.S.A. The Whistler Project consists of several gold-copper porphyry deposits and exploration targets within a large regional land package totaling approximately 53,700 acres (217.5 square kilometers).

Visit www.usgoldmining.us for more information, including high resolution figures.

For additional information, please contact:

U.S. GoldMining Inc.

Alastair Still, Chair

Tim Smith, Chief Executive Officer

Telephone Toll Free: 1-833-388-9788

Email: info@usgoldmining.us

Forward-Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Such statements include statements with regard to the Company’s expectations regarding the Project, including planned future programs. Words such as “expects”, “anticipates”, “plans”, estimates” and “intends” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on U.S. GoldMining’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of future exploration may not confirm expectations, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals or permits, title disputes other risks inherent in the exploration and development of mineral properties and the other risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission at.www.sec.gov and Canadian Securities Administrators at www.sedarplus.ca. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release. Forward-looking statements contained in this news release are made as of this date, and U.S. GoldMining does not undertake any duty to update such information except as required under applicable law.